Nationwide Variable Insurance Trust
NVIT Multi-Manager Large Cap Growth Fund

Supplement dated December 10, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Pyramis Global Advisors, LLC (“Pyramis”) as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”) and approved the appointment of Smith Asset Management Group L.P. (“Smith Group”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, the information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of the Prospectus, one subadviser takes a bottom-up approach primarily based on systematically blending fundamental and quantitative research, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

3.	As of the Effective Date, the information under the heading “Portfolio Management – Subadvisers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company (“MFS”)
Smith Asset Management Group L.P. (“Smith Group”)
Winslow Capital Management, LLC (“Winslow Capital”)

4.	As of the Effective Date, the information under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
MFS
Matthew W. Krummell	Investment Officer and Lead Portfolio Manager	Since 2012
James C. Fallon	Investment Officer and Portfolio Manager	Since 2015
Jonathan W. Sage	Investment Officer and Portfolio Manager	Since 2015
John E. Stocks	Investment Officer and Portfolio Manager	Since 2015
Smith Group
Stephen S. Smith, CFA	Chief Executive Officer and Chief Investment Officer	Since 2015
John D. Brim, CFA	President and Portfolio Manager	Since 2015
Winslow Capital
Justin H. Kelly, CFA	Chief Investment Officer	Since 2010
Clark J. Winslow	Chief Executive Officer	Since 2010
Patrick M. Burton, CFA	Managing Director	Since 2013

5.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager-of-Managers Exemptive Order, with more detailed information about Smith Group.

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